Exhibit 99.7

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of April 4, 2022, by and among (i) Westrock Coffee Holdings, LLC, a Delaware limited liability company (the “Company”), (ii) Riverview Sponsor Partners, LLC (the “Founder”), (iii) the existing equityholders of the Company signatories hereto and such other equityholders of the Company immediately prior to the consummation of the De-SPAC Merger (as defined below), who, with the consent of the Company, deliver an executed joinder to this Agreement to the Company (collectively, the “Existing Investors” and with the Founder, the “Investors”). The Company, the Founder and Existing Investors are sometimes collectively referred to herein as the “Parties” and individually as a “Party.”

WHEREAS, the Company, Origin Merger Sub I, a Delaware corporation and direct wholly owned subsidiary of the Company (“Merger Sub I”), Origin Merger Sub II, a Delaware limited liability company and direct wholly owned subsidiary of the Company, and Riverview Acquisition Corp., a Delaware corporation (“SPAC”), have entered into a Transaction Agreement, dated as of April 4, 2022 (as it may be amended, supplemented or otherwise modified from time to time, the “Transaction Agreement”), pursuant to which, among other things, Merger Sub I will merge with and into SPAC (the “De-SPAC Merger”), with SPAC as the surviving corporation in the De-SPAC Merger and, after giving effect to the De-SPAC Merger, SPAC will become a subsidiary of the Company and the Company shall become subject to the reporting requirements of the Exchange Act and certain of the shares of the common stock of the Company, par value $0.01 per share (the “Common Shares”), shall be registered under the Securities Act (together with the De-SPAC Merger, the “De-SPAC Transaction”);

WHEREAS, each of Founder and the Existing Investors is party to certain Lock-Up Agreements by and among such Persons, the Company and SPAC (collectively, the “Lock-Up Agreements”);

WHEREAS, in connection with the De-SPAC Transaction, the Company shall convert from a Delaware limited liability company to a Delaware corporation and all references herein to the Company are to the Company after such conversion; and

WHEREAS, in connection with the De-SPAC Transaction, the Parties desire to enter into this Agreement for the purpose, among others, to provide the registration rights set forth in this Agreement to the Founder and Existing Investors, and this Agreement shall only be effective as of the Closing (as defined in the Transaction Agreement).

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Section 1.          Demand Registrations.

(a)          Requests for Registration.  Subject to Section 1(e) below and the other terms and conditions of this Agreement, at any time beginning thirty (30) days prior to the expiration of the applicable transfer restrictions under their respective Lock-Up Agreements,  each of (i) the Founder, (ii) Existing Investors or group of Existing Investors (other than the BBH Investors) holding at least thirty three percent (33.0%) of the then-outstanding number of Registrable Securities held by all Existing Investors and (iii) the BBH Investors, may (A) if a short-form registration statement is not available to the Company, request registration under the Securities Act on Form S-1 or any successor form or any similar long-form registration statement (a “Long-Form Registration”) of all or any portion of its Registrable Securities in accordance with Section 1(b) or (B) if available, request registration under the Securities Act on Form S-3 (including a Shelf Registration) or any successor form or any similar short-form registration statement (a “Short-Form Registration”) of all or any portion of its Registrable Securities, as the case may be, in accordance with Section 1(c) (each such request, a “Demand Notice”); provided that (I) the Existing Investors (other than the BBH Investors) shall be collectively entitled to a total of three (3) Demand Registrations, (II) the Founder shall be entitled to a total of one (1) Demand Registration and (III) BBH Investors shall be collectively entitled to a total of three (3) Demand Registrations; provided further that a registration shall not count towards such number unless and until the relevant holder is able to register and sell at least seventy-five percent (75%) of the Registrable Securities requested by such holder to be included in such registration. All registrations requested pursuant to this Section 1(a) by the holders of Registrable Securities are referred to herein as “Demand Registrations.”  Each request for a Demand Registration shall specify the intended method of distribution and the approximate number of Registrable Securities requested to be registered.  No Demand Registration will be consummated (and no registration statement with respect thereto filed) if the number of Registrable Securities requested to be registered (including pursuant to the following sentence) is fewer than (i) in the case of a Long-Form Registration, such number of Common Shares or Preferred Shares (on an as-converted basis) with a value (based on the closing price of the Common Shares on the trading day immediately prior to the filing of the registration statement or prospectus supplement, as applicable, for any Long-Form Registration) of $25,000,000 and (ii) in the case of Short-Form Registrations, such number of Common Shares or Preferred Shares (on an as-converted basis) with a value (based on the closing price of the Common Shares on the trading day immediately prior to the filing of the registration statement or prospectus supplement, as applicable, for any Short-Form Registration) of $5,000,000.  Within ten (10) days after receipt of any such request, the Company shall give written notice of such requested registration to all other Investors and, subject to the terms of Section 1(d), shall include in such registration (and in all related registrations and qualifications under state blue sky laws and in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within thirty (30) days after the delivery of the Company’s notice. The Company shall pay all Registration Expenses (as defined below) with respect to Demand Registrations, whether or not any such offering is completed.

(b)          Long-Form Registrations.  If the Company is not then eligible to use a Short-Form Registration, the Company shall file a registration statement on Form S-1 or any successor form, under the Securities Act covering all Registrable Securities requested to be included in such Long-Form Registration (subject to the limitations set forth herein) promptly following the Company’s receipt of a Demand Notice therefor and, in any event, within thirty (30) days in respect of a Long-Form Registration and fifteen (15) days in respect of a Short-Form Registration after the date the Demand Notice is duly delivered to the Company in accordance with this Agreement.  The Company shall use commercially reasonable efforts to cause such Long Form Registration to be declared effective under the Securities Act as soon as practicable after the filing thereof, but no later than the earlier of (i) sixty (60) calendar days after the filing date thereof (or ninety (90) calendar days after the filing thereof if the U.S. Securities and Exchange Commission (the “Commission”) notifies the Company that it will “review” the Long Form Registration) and (ii) ten (10) business days after the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Long Form Registration will not be “reviewed” or will not be subject to any further review.

(c)          Short-Form Registrations.  Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable Short Form Registration.  After the De-SPAC Transaction, the Company shall use its reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities.  If the Investors initially requesting a Short-Form Registration request that such Short-Form Registration be filed pursuant to Rule 415 (a “Shelf Registration”), and the Company is qualified to do so, then the Company shall use its reasonable best efforts to promptly file and cause a Shelf Registration to be declared effective under the Securities Act as soon as reasonably practicable after the filing thereof and the Company shall use its reasonable best efforts to keep such shelf registration continuously effective following such registration.  Any request for an underwritten offering using such Shelf Registration (an “Underwritten Takedown”) shall be deemed a Demand Registration.  The provisions of Section 1(a) shall apply mutatis mutandis to each Underwritten Takedown, with references to “filing of the registration statement” being deemed references to filing of a prospectus or supplement for such offering and references to “registration” being deemed references to the offering and “value (based on the closing price of the Common Shares on the trading day immediately prior to the filing of the registration statement or prospectus supplement, as applicable, for any Long-Form Registration)” being deemed to be replaced with “price to the public (net of any underwriters’ discounts or commissions);” provided that Investors participating in an Underwritten Takedown shall only include Investors whose Registrable Securities are included in such Shelf Registration or may be included therein without the need for a post-effective amendment to such Shelf Registration (other than an automatically effective amendment).  If for any reason the Company ceases to be a WKSI or becomes ineligible to utilize Form S-3 or any similar applicable short form registration statement, then the Company shall prepare and file with the U.S. Securities and Exchange Commission (the “Commission”) one or more registration statements on such form that is available for the sale of Registrable Securities.  The Company shall file a registration statement on Form S-3 under the Securities Act covering all Registrable Securities requested to be included in such Short Form-Registration (subject to the limitations set forth herein) promptly following the Company’s receipt of a Demand Notice therefor and, in any event, within thirty (30) days after the date the Demand Notice is duly delivered to the Company in accordance with this Agreement.

(d)          Additional Registrable Securities; Additional Selling Holders.  At any time and from time to time that a Shelf Registration is effective, if a holder requests (i) the registration under the Securities Act of additional Registrable Securities pursuant to such Shelf Registration or (ii) that such holder or any of its Affiliates be added as a selling stockholder in such Shelf Registration, the Company shall as promptly as practicable amend or supplement the Shelf Registration to cover such additional Registrable Securities and/or holder or holder Affiliate.

(e)          Priority on Demand Registrations.  If a Demand Registration is for an underwritten offering and the managing underwriters advise the Company in writing that in their reasonable opinion, the number of securities requested to be included in such offering exceeds the number of securities which marketing factors permit to be sold in such offering, then the Company shall include in such registration only that number of Registrable Securities that in the opinion of such underwriters marketing factors permit to be sold in such offering, and the Registrable Securities that are included in such offering shall be allocated pro rata among the respective holders thereof with the following priority: (i) first, the securities of the holders who exercised such Demand Registration rights, allocated pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, (ii) second, the Registrable Securities of holders exercising their rights to register their Registrable Securities pursuant to Section 2(a) hereof, allocated pro rata among the respective holders thereof on the basis of the number of Registrable Securities so requested, (iii) third, the securities the Company proposes to sell, and (iv) fourth, the securities of other persons or entities that the Company is obligated to register in a registration pursuant to separate written contractual arrangements with such persons.

(f)          Restrictions on Demand Registrations.  The Company shall not be obligated to effect any Demand Registration within ninety (90) days after the effective date of the De-SPAC Transaction or within ninety (90) days after the effective date of a previous Demand Registration. The Company may postpone the filing or the effectiveness of a registration statement or prospectus supplement, as applicable, for a Demand Registration or suspend the use of a prospectus included in any registration statement for a Demand Registration, if the board of directors of the Company (the “Board”) determines in its good faith judgment, and the Company furnishes to the Investors exercising such Demand Registration Rights a certificate from the chief executive officer of the Company certifying, as applicable, that such Demand Registration would require the Company to make an Adverse Disclosure; provided that in such event, the Investors initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn with respect to a Demand Registration, such Demand Registration shall not count against the total number of Demand Registrations provided for in Section 1(a) and Section 1(b), and the Company shall pay nonetheless all Registration Expenses in connection with such registration; provided further, that the Company shall not register any securities for its own account or that of any other Investor during such postponement or suspension period other than pursuant to:  (a) a Resale Shelf (including any amendments, supplements or any other filings related thereto); (b) a registration relating to the sale or grant of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, equity incentive or similar plan; (c) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (d) a registration in which the only Common Shares being registered are Common Shares issuable upon conversion of debt securities that are also being registered.  The Company may not delay a Demand Registration or suspend the use of a prospectus pursuant to this Section 1(e) more than once in any period of twelve (12) consecutive months, and the duration of any one suspension or postponement may not exceed sixty (60) days.  “Adverse Disclosure” means public disclosure of material non-public information which, in the Board’s reasonable judgment, after consultation with outside counsel to the Company, (i) would be required to be made in any report or Registration Statement filed with the SEC by the Company so that such report or Registration Statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such report or Registration Statement; and (iii) such disclosure would be materially adverse to the Company, any pending transaction involving the Company or any transaction currently proposed by or under consideration by the Company.

(g)          Resale Registration Statement.

(i)        The Company shall use commercially reasonable efforts to file within thirty (30) days of the consummation of the De-SPAC Transaction and to cause to be declared effective as soon as practicable thereafter, a registration statement on Form S-1 (the “Resale Shelf”), in each case, covering the resale of all the Registrable Securities (determined as of two (2) business days prior to such filing); provided, that the Parties acknowledge and agree that the sale of any Registrable Securities registered under such Resale Shelf may be subject to restrictions imposed by lock-up or holdback restrictions, including those pursuant to the Lock-Up Agreements, and/or applicable securities laws.  Such Resale Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any of the Investors named therein.  Notwithstanding anything to the contrary herein, to the extent there is an active Resale Shelf under this Section 1(f) covering Registrable Securities of any Investor, such Investor may not make a Demand Registration that is not for an underwritten offering.

(ii)       The Company agrees to use commercially reasonable efforts to cause such Resale Shelf, or another shelf registration statement that includes all Registrable Securities, including to remain effective until the earlier of (i) the sixth anniversary of the consummation of the De-SPAC Transaction and, (ii) the date on which Investors cease to hold any Registrable Securities.  The Company shall use its commercially reasonable efforts to provide a draft of the Resale Shelf to the Investors holding Registrable Securities for review (but not comment) at least three (3) Business Days in advance of filing the Resale Shelf; provided that, for the avoidance of doubt, in no event shall the Company be required to delay or postpone the filing of such Resale Shelf as a result of or in connection with any Investor’s review.  Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the Registrable Securities proposed to be registered under the Resale Shelf due to limitations on the use of Rule 415 of the Securities Act for the resale of Registrable Securities by the applicable Investors or otherwise, such Resale Shelf shall register for resale the maximum number of Registrable Securities as is permitted.  In such event, the number of Registrable Securities to be registered for each selling Investor named in the Resale Shelf shall be reduced pro rata among all such selling Investors, in each case, giving priority first to the PIPE Shares, second to the BBH Investors and then to the remainder of Registrable Securities, and as promptly as practicable after being permitted to register additional Registrable Securities under Rule 415 under the Securities Act, the Company shall amend the Resale Shelf or file a new Resale Shelf to register such Registrable Securities not included in the initial Resale Shelf and use its commercially reasonable efforts to cause such amendment or Resale Shelf to become effective as promptly as practicable.  Registration Expenses of the holders of Registrable Securities in the Resale Shelf shall be paid by the Company, whether or not any such offering is completed.

(iii)      The Company shall use its reasonable efforts to keep such all Shelf Registrations filed pursuant to this Section 1 continuously effective under the Securities Act. including by filing successive replacement or renewal Registration Statements in accordance with Section 1, in order to permit the prospectus forming a part thereof to be usable by the Investors until the earlier of (i) the date as of which all Registrable Securities registered by such Shelf Registration have been sold pursuant to the Shelf Registration and (ii) such shorter period as all the holder(s) of securities under a Shelf Registration (or their designee(s)), as applicable), may agree in writing.

(h)          Selection of Underwriters.  If any Demand Registration is for an underwritten offering, then the holders of a majority of the Registrable Securities being sold in such Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer such offering, subject to the prior written approval of the Board, which approval shall not be unreasonably withheld, conditioned or delayed.

(i)           Termination of Registration Rights.  The rights of any holder of Registrable Securities to request inclusion of such Registrable Securities pursuant to this Section 1 shall terminate upon the earlier to occur of (i) the sixth anniversary of the date of this Agreement and (ii) the date as of which (A) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)), or (B) all Registrable Securities have been sold under Rule 144 under the Securities Act.  The provisions of Section 7 and Section 9 shall survive any termination.

Section 2.          Piggyback Registrations.

(a)          Right to Piggyback.

(i)        Subject to the terms and conditions of this Agreement, at any time beginning thirty (30) days prior to the expiration of the applicable transfer restrictions under their respective Lock-Up Agreements, if the Company proposes to register any equity securities under the Securities Act (other than (a) pursuant to a registration on Form S-8 or Form S-4, or any successor forms, relating to equity securities issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company, (b) in connection with a direct or indirect business combination involving the Company and another Person, (c) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (d) for an offering of debt that is convertible into equity securities of the Company and (e) for a dividend reinvestment plan or similar plan, whether for sale solely for its own account) (a “Primary Registration”) or for the account of any other Person, the Company shall at such time give prompt notice (the “Piggyback Notice”) to each Investor at least twenty (20) business days prior to the anticipated filing date of the registration statement relating to such registration.  Such notice shall set forth such Investor’s rights under this Section 2(a) and shall offer such Investor the opportunity to include in such registration statement the number of Registrable Securities proposed to be registered as each such holder may request (a “Piggyback Registration”), subject to the provisions of Section 2(c), Section 2(d) and Section 2(f) of this Agreement.

(ii)       Upon the request of any Investor made within ten (10) business days of the Piggyback Notice (which request shall specify the number of Registrable Securities intended to be registered by such Investor) and the minimum price, if any, below which such Investor will not sell such Registrable Securities (which minimum price, if any, may be subsequently waived or changed in the discretion of the Investor), the Company shall include, or if an underwritten offering, shall cause the underwriter(s) to include, all Registrable Securities that the Company has been so requested to include by all such Investors, and shall use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by all such Investors, to the extent required to permit the disposition of the Registrable Securities so to be registered; provided that, (i) if such registration involves an underwritten offering, all such Investors requesting to be included in the Company’s registration must sell their Registrable Securities to be registered to the underwriters selected by the Company (or if applicable the demanding holder pursuant to Section 1(g)) on the same terms and conditions as apply to the Company (or such holder) and (ii) if at any time after giving notice of its intention to register any equity securities in a Primary Registration pursuant to Section 2(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give notice to all holders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.

(b)          Piggyback Expenses.  Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all piggyback underwritten offerings, whether or not any such offering is completed.

(c)          Priority on Primary Piggyback Registrations.  If a Piggyback Registration is an underwritten primary offering on behalf of the Company and the managing underwriters advise the Company in writing that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number of Registrable Securities which marketing factors permit to be sold in such offering, then the Company shall include in such offering only that number of securities that in the opinion of such underwriters marketing factors permit to be sold in such offering, with priority for inclusion to be determined as follows:  (i) first, the securities the Company proposes to sell, (ii) second, a number of Registrable Securities requested to be included in such registration allocated pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, and (iii) third, any securities entitled to registration rights pursuant to separate written contractual arrangements.

(d)          Priority on Secondary Piggyback Registrations.  If a Piggyback Registration is an underwritten secondary offering on behalf of holders of the Company’s securities (other than holders of Registrable Securities) and the managing underwriters advise the Company in writing that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number of securities which marketing factors permit to be sold in such offering, then the Company shall include in such offering only that number of securities which in the opinion of such underwriters marketing factors permit to be sold in such offering, with priority for inclusion to be determined as follows:  (i) first, the securities that such other holders of the Company’s securities propose to sell, (ii) second, a number of Registrable Securities requested to be included in such registration allocated pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, and (iii) third, the securities the Company proposes to sell.

(e)          Selection of Underwriters.  If any Piggyback Registration that is a primary registration is an underwritten offering, the Board shall select the investment banker(s) and manager(s) for such offering.

(f)           Preferred Shares.  If any holder of Registrable Securities has elected to include Preferred Shares in a Piggyback Registration, such holder shall be deemed to have exercised its rights under Section 9 of Exhibit A to the Certificate of Incorporation to convert such Preferred Shares into Common Shares (with the Conversion Date (as defined in the Certificate of Incorporation) for such purpose being the effective date of the registration statement for the Piggyback Registration), provided that if such holder validly withdraws its request for inclusion in a Piggyback Registration or a Piggyback Registration is not effectuated, such conversion request will be deemed to have been withdrawn.

(g)          Withdrawal.  Any holder of Registrable Securities shall have the right to withdraw all or any portion of its Registrable Securities in a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the underwriter or underwriters (if any) of his, her or its intention to withdraw such Registrable Securities from such Piggyback Registration up to (a) in the case of a Piggyback Registration not involving an offering not using a Shelf Registration, one (1) day prior to the effective date of the applicable Registration Statement or (b) in the case of any Piggyback Registration involving an offering using a Shelf Registration, one (1) day prior to the expected pricing date of such offering. The Company (whether on its own good-faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement.

(h)          Termination of Registration Rights.  The rights of any holder of Registrable Securities to request inclusion of such Registrable Securities pursuant to this Section 2 shall terminate upon the earlier of (i) the fifth anniversary of the date of this Agreement and (ii) the date as of which (A) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)), or (B) all Registrable Securities have been sold under Rule 144 under the Securities Act.  The provisions of Section 7 and Section 9 shall survive any termination.

Section 3.          Underwriter’s Lockup.  Each Investor agrees that to the extent it is timely notified in writing by the underwriters managing any underwritten offering, each Investor participating in such underwritten offering shall agree (the “Underwriter’s Lockup”) not to Transfer any Registerable Securities without the prior written consent of the Company or such underwriters during the period beginning seven (7) days before and ending sixty (60) days (or, in either case, such lesser period as may be permitted by the Company or such managing underwriter or underwriters) after the pricing date of such underwritten offering, subject to any exceptions permitted by such managing underwriter or underwriters. The Company may impose stop-transfer instructions with respect to the Common Shares (or other securities) to effect the Underwriter’s Lockup.

Section 4.          Registration Procedures.  Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement (including pursuant to a Resale Shelf), the Company shall use its reasonable best efforts to effect the registration, offering and the sale of such Registrable Securities hereunder in accordance with the intended method of disposition thereof as promptly as is practicable, and pursuant thereto the Company shall as expeditiously as reasonably possible:

(a)          in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the Commission a registration statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities, make all required filings required in connection therewith and (if the Registration Statement is not automatically effective upon filing) use its reasonable best efforts to cause such registration statement to become effective and keep such Registration Statement effective for until such holders have completed the distribution relating thereto or such longer period as may be prescribed herein;

(b)          notify each holder of Registrable Securities of (i) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose or any other regulatory authority preventing or suspending the use of any preliminary or final prospectus or the initiation or threatening of any proceedings for such purposes, (ii) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (iii) the effectiveness of each registration statement filed hereunder;

(c)          prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period (the “Effectiveness Obligation Period”) ending on the earlier of (i) 120 days, (ii) when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the sellers thereof as set forth in such registration statement or (iii) in the case of a Shelf Registration, the date as of which all of the Registrable Securities included in such registration are able to be sold within a ninety (90) day period in compliance with Rule 144 (but in any event not before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of securities thereunder by any underwriter or dealer), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(d)          furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), each Free-Writing Prospectus and such other documents (including all exhibits thereto and documents incorporated by reference therein) as such seller may reasonably request, including in order to facilitate the disposition of the Registrable Securities owned by such seller;

(e)          use its reasonable best efforts to register or qualify, and cooperate with such holders, the underwriters, if any, and their respective counsel, such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller or underwriter, if any, or their respective counsel reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(e), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

(f)          except to the extent prohibited by applicable law and subject to entry into a customary confidentiality agreement or arrangement, make available after reasonable advance notice during business hours at the offices where such information is normally kept for inspection by each such holder any underwriter participating in any distribution pursuant to such registration, and any attorney, accountant or other agent retained by such holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request in connection with customary due diligence and drafting sessions, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such holder, underwriter, attorney, accountant or agent in connection with the same, provided, however, that information obtained hereunder will be used by such persons only for purposes of conducting such due diligence;

(g)          promptly notify in writing each such holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances then existing, and, at the request of any such seller, the Company promptly shall prepare, file with the Commission and furnish to each such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that each holder of the Registrable Securities, upon receipt of any notice from the Company of any event of the kind described in this Section 4(f), shall forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder is advised in writing by the Company that the use of the prospectus may be resumed and is furnished with a supplemented or amended prospectus as contemplated by this Section 4(f), and if so directed by the Company, such holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such holder’s possession, of the prospectus covering such Registrable Securities at the time of receipt of such notice; provided, further, that such obligation shall only apply during the Effectiveness Obligation Period;

(h)          prepare and file promptly with the Commission, and notify such holders of Registrable Securities prior to the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, when any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, if any such holders of Registrable Securities or any underwriter for any such holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations promulgated thereunder, the Company shall use its best efforts to prepare promptly upon request of any such holder or underwriter such amendments or supplements to such registration statement and prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations; provided that, such obligation shall only apply during the Effectiveness Obligation Period;

(i)           cause all such Registrable Securities to be listed on the principal trading market of each securities exchange on which similar securities issued by the Company are then listed or quoted;

(j)           provide and cause to be maintained a transfer agent, registrar and CUSIP number for all such Registrable Securities from and after a date not later than the effective date of such registration statement;

(k)          take all reasonable actions to ensure that any Free-Writing Prospectus prepared by or on behalf of the Company in connection with any Demand Registration or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided further, that such obligation shall only apply during the Effectiveness Obligation Period;

(l)           use its reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of any Registration Statement or of any order preventing or suspending the use of any preliminary or final prospectus and in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for offering or sale in any jurisdiction, the Company shall use its reasonable best efforts promptly to obtain the withdrawal or lifting of such order including through the filing of a registration statement or amending or supplementing the prospectus, if necessary;

(m)         obtain (i) a cold comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters and (ii) opinions of counsel from the Company’s counsel in customary form and covering such matters of the type customarily covered in a public issuance of securities, in each case, in form and substance reasonably satisfactory to the underwriters and addressed to the managing underwriters; in each case as the holders of a majority of the Registrable Securities included in such registration reasonably request;

(n)          furnish to each seller and each underwriter, if any, participating in an offering of Registrable Securities (i)(A) a 10b-5 statement and legal opinion of outside counsel to the Company in customary form and covering such matters as are customarily covered by 10b‑5 statements and legal opinions required to be included in the Registration Statement and (B) a written legal opinion of outside counsel to the Company, dated the closing date of the offering, in form and substance as is customarily given in opinions of outside counsel to the Company to underwriters in underwritten registered offerings;

(o)          if the registration involves the registration of Registrable Securities involving gross proceeds in excess of $25,000,000, use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the underwriter in any underwritten offering and otherwise to facilitate, cooperate with and participate in each proposed offering contemplated herein and customary selling efforts related thereto; and

(p)          otherwise use its reasonable best efforts to take all other steps necessary to effect the registration, marketing and sale of such Registrable Securities contemplated hereby.

Section 5.          Certain Obligations of Holders of Registrable Securities.  Each holder of Registrable Securities that sells such securities pursuant to a registration under this Agreement agrees as follows:

(a)          Such holder shall cooperate with the Company (as reasonably requested by the Company) in connection with the preparation of the registration statement, and, for so long as the Company is obligated to file and keep effective such registration statement, each holder of Registrable Securities that is participating in such registration shall provide to the Company, in writing, for use in the applicable registration statement, all such information regarding such holder and its plan of distribution of such securities as may be reasonably necessary to enable the Company to prepare the registration statement and prospectus covering such securities, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

(b)          During such time as a holder of Registrable Securities may be engaged in a distribution of such securities, such holder shall distribute such securities under the registration statement solely in the manner described in the registration statement.

(c)          Each Person that is participating in any registration under this Agreement, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f), shall immediately discontinue the disposition of its securities of the Company pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 4(f).  In the event the Company has given any such notice, the applicable time period set forth in Section 4(c) during which a registration statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 5(c) to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(f).

Section 6.          Registration Expenses.

(a)          All expenses incident to the Company’s performance of or compliance with this Agreement, including all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, filing expenses, printing expenses, messenger and delivery expenses, fees and disbursements of custodians and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company as provided in this Agreement, and the Company also shall pay all of its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.  Notwithstanding anything to the contrary contained herein, each seller of securities pursuant to a registration under this Agreement shall bear and pay all underwriting discounts, selling commissions and stock transfer taxes and fees and expenses of counsel for any participating holder (other than the fees and expenses of counsel included in Registration Expenses or under (b) applicable to the securities sold for such seller’s account.

(b)          In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable and documented fees and disbursements of one (1) counsel chosen by the holders of a majority of the Registrable Securities requesting inclusion in such registration, subject to the approval of the Company of such counsel (which approval shall not be unreasonably withheld, conditioned or delayed) and for the reasonable and documented fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

(c)          To the extent any expenses relating to a registration hereunder are not required to be paid by the Company, each holder of securities included (or requested to be included) in any registration hereunder shall pay those expenses allocable to the registration (or proposed registration) of such holder’s securities so included (or requested to be included), and any expenses not so allocable shall be borne by all sellers of securities requested to be included in such registration in proportion to the aggregate selling price of the securities to be so registered.

Section 7.          Indemnification.

(a)          The Company shall indemnify, defend and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, members, managers, partners, agents, Affiliates and employees, each investment manager or investment adviser of such holder and each Person who acts on behalf of or controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) caused by, resulting from, arising out of or based upon any of the following statements, omissions or violations by the Company:  (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular, Free-Writing Prospectus or similar document (including any related Registration Statement, notification, or the like), or any amendment thereof or supplement thereto or any document incorporated by reference therein incident to any registration, qualification, compliance or sale effected pursuant to this Agreement, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other similar federal, state or common law or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and to pay to each holder of Registrable Securities, its officers, directors, members, managers, partners, agents, Affiliates and employees and each Person who acts on behalf or controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except to the extent that the same are caused by or based upon or related to any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with any Investor Information (as defined below).  In connection with an underwritten offering, the Company shall indemnify any underwriters or deemed underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities (or to such lesser extent that may be agreed to between the underwriters and the Company).

(b)          In connection with any registration in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company and the managing underwriter in writing such information and affidavits as the Company or the managing underwriter reasonably requests (such information, the “Investor Information”) for use in connection with any such registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus, offering circular, Free-Writing Prospectus or similar document (including any related Registration Statement, notification, or the like), or any amendment thereof or supplement thereto or any document incorporated by reference therein incident to any registration, qualification, compliance or sale effected pursuant to this Agreement and, to the fullest extent permitted by law, shall indemnify the Company, its directors, officers, agents and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus, offering circular, Free-Writing Prospectus or similar document (including any related Registration Statement, notification, or the like), or any amendment thereof or supplement thereto or any document incorporated by reference therein incident to any registration, qualification, compliance or sale effected pursuant to this Agreement and any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder expressly for use therein and in reliance upon and in conformity with the Investor Information expressly for use therein and has not been corrected in a subsequent writing prior to or concurrently with the sale of Registrable Securities to the Person asserting the claim; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.  It is understood and agreed that the indemnification obligations of each holder pursuant to any underwriting agreement entered into in connection with any Registration Statement shall be limited to the obligations contained in this Section 7(b).  The Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, that refers to any holder covered thereby by name or otherwise identifies such holder  as the holder of any securities of the Company without the consent of such holder (such consent not to be unreasonably withheld or delayed), unless and to the extent such disclosure is required by Law.

(a)       Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not actually and materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party by giving written notice of the same.  The indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without the consent of the indemnifying party (which consent shall not be unreasonably withheld or delayed).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one (1) counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.  In such instance, the conflicting indemnified parties shall have a right to retain one (1) separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration by such conflicting indemnified parties, at the expense of the indemnifying party.  No indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof (i) the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation in form and substance reasonably satisfactory to such indemnified party, and (ii) a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such indemnified party, and provided that any sums payable in connection with such settlement are paid by the indemnifying party.  The indemnifying party shall not be liable hereunder for any amount paid or payable or incurred pursuant to or in connection with any judgment entered or settlement effected with the consent of an indemnified party unless the indemnifying party has also consented to such judgment or settlement (such consent not to be unreasonably withheld, conditioned or delayed).

(c)          Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 7(a) or Section 7(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of or is otherwise unenforceable with respect to any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact has been made by or relates to information supplied by such indemnifying party or indemnified party, whether the violation of the Securities Act or any other federal or state securities law or rule or regulation promulgated thereunder applicable to the Company and relating to any action or inaction required of the Company in connection with any registration of securities was perpetrated by the indemnifying party or the indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 7(c), defending any such action or claim.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The sellers’ obligations in this Section 7(d) to contribute shall be several in proportion to the amount of securities registered by them and not joint and shall be limited for each seller to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration; provided that in no event shall the aggregate amounts payable by any such seller by way of indemnity or contribution under this Section 7(d) and when combined with any amounts payable under Section 7(b) exceed the net proceeds from the offering actually received by such seller from the sale of Registrable Securities effected pursuant to such registration.

(d)          The indemnification and contribution provided for under this Agreement shall be in addition to any other rights to indemnification and contribution that any indemnified party may have pursuant to law or contract and shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

(b)       The indemnities provided in this Section 7 shall survive the Transfer of any Registrable Securities by such holder.

(a)      The provisions of this Section 7 shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party or any officer, director or controlling person of such indemnified party.

Section 8.          Participation in Underwritten Registrations.  No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s Registrable Securities on the basis provided in any underwriting arrangements in form customary for transactions of this type approved by the holders of a majority of the Registrable Securities to be sold in the contemplated offering (including pursuant to any over-allotment or “green shoe” option requested by the underwriters, provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters in connection with an underwritten registration (other than representations and warranties regarding such holder, such holder’s title to the securities and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise specifically provided in Section 7, or to agree to any lock-up or holdback restrictions, except as otherwise specifically provided in Section 3.

Section 9.          Rule 144 Reporting.  With a view to making available to the holders of Registerable Securities the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company, following the date hereof, agrees to use its reasonable efforts to:

(a)          make and keep current public information available, within the meaning of Rule 144 (or any similar or analogous rule) promulgated under the Securities Act, at all times after the Company has become subject to the reporting requirements of the Exchange Act;

(b)          file with the SEC, in a timely manner, all reports and other documents required of the Company under the Securities Act and Exchange Act (after the Company has become subject to such reporting requirements); and

(c)          so long as a holder owns any Registrable Securities, furnish to such holder forthwith upon reasonable request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time commencing ninety (90) days after the date hereof).

Section 10.        Other Agreements.  At all times after the Company has filed a registration statement with the Commission pursuant to the requirements of either the Securities Act or the Exchange Act, the Company shall use its reasonable best efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and shall take such further action as the Investors may reasonably request, all to the extent required to enable such Persons to sell securities pursuant to (a) Rule 144 or any similar rule or regulation hereafter adopted by the Commission or (b) a registration statement on Forms S-1 and S-3 or any similar registration form hereafter adopted by the Commission, provided that, in each case, the delivery of any legal opinions may be subject to receipt by the Company and/or its transfer agent of customary representations of the applicable holder, which are satisfactory to the Company and its transfer agent, as applicable.  The foregoing agreements in this Section 9 shall not apply to a “take private” or other transaction in which the Common Shares cease to be registered under the Exchange Act, so long as such transaction is approved by the Board.

Section 11.        Term.  This Agreement shall become effective upon consummation of the De-SPAC Transaction and shall terminate upon the earlier to occur of (a) the fifth anniversary of the date of this Agreement and (b) the date as of which (i) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)), or (ii) all Registrable Securities have been sold under Rule 144 under the Securities Act.  The provisions of Section 7 and Section 9 shall survive any termination.

Section 12.        Definitions.

“Affiliate” means, as applied to any Person, means any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Person, provided that “Affiliate” shall not include any “portfolio company” (as such term is commonly used in the private equity industry) and with respect to any Person that is managed or controlled by a private equity company or investment firm (a “Sponsor”), the limited partners of the funds which own interests in such Person shall not be deemed Affiliates of such Person unless such limited partners are controlled by the Sponsor for such Person.  The term “Affiliated” shall have the correlative meaning.  The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“as-converted basis” means, as of any determination time, with respect to Preferred Shares, the number of Common Shares that would be obtained from converting such Preferred Shares into Common Shares pursuant to Section 9 of Exhibit A to the Certificate of Incorporation as if such determination date were the Conversion Date (as defined therein).

“Certificate of Incorporation” means the Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware, and as amended from time to time in accordance with its terms.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time-to-time thereunder.

“Free-Writing Prospectus” means a free-writing prospectus, as defined in Rule 405 promulgated under the Securities Act.

“MNPI” means material non-public information within the meaning of Regulation FD promulgated under the Exchange Act, which shall in any case include the receipt of any notice delivered by the Company under this Agreement, including pursuant to Section 1 or Section 2 hereof and the information contained in any such notice.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“PIPE Shares” means the Common Shares held by a PIPE Investor (as defined in the Transaction Agreement) immediately following the De-SPAC Merger.

“Preferred Shares” means shares of Series A preferred stock, par value $0.01 per share of the Company.

“Registrable Securities” means (i)(a) Common Shares (including Common Shares issued or issuable upon the exercise or settlement of restricted stock units, options or other equity units) and Preferred Shares held by the Existing Investors immediately prior to the De-SPAC Merger, (b) Common Shares held by the Founder immediately following the De-SPAC Merger or obtained from the exercise of warrants of the Company held by the Founder immediately following the De-SPAC Merger and (c) any Common Shares issuable upon conversion of Preferred Shares and (ii) any other securities issued or issuable directly or indirectly with respect to the securities described in clause (i) of this definition by way of a dividend, distribution, conversion, or equity split or in connection with an exchange or a combination of equity interests, recapitalization, reclassification, merger, consolidation or other reorganization.  As to any particular Registrable Securities, such securities shall cease to be a Registrable Security upon the earlier to occur of (x) a registration statement covering such Registrable Security having been declared effective by the Commission and such Registrable Security having been disposed of pursuant to such effective registration statement, (y) such Registrable Securities having been sold under Rule 144 under the Securities Act or (z) such securities cease to be outstanding.

“Rule 144,” “Rule 158,” “Rule 174,” “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Commission, as the same shall be amended from time to time, or any successor rule then in force.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time-to-time thereunder.

“Transfer” shall mean to, directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any interest owned by a person or any interest (including a beneficial interest) in, or the ownership, control or possession of, any interest owned by a Person.

“WKSI” means a well-known seasoned issuer, as defined under Rule 405.

Section 13.        Miscellaneous.

(a)          No Inconsistent Agreements.  The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(b)          Adjustments Affecting Registrable Securities.  The Company shall not take any action, or permit any change to occur, with respect to its securities that would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or that would materially and adversely affect the marketability of such Registrable Securities in any such registration (including effecting a split or a combination of securities).

(c)          Remedies.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  The Parties agree and acknowledge that any Party would be irreparably harmed by, and money damages would not be an adequate remedy for, any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any Party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(d)          Amendments and Waivers.  The provisions of this Agreement may be amended, and any provision of this Agreement may be waived, only upon the prior written consent of (i) the Company and (ii) the holders of a majority of the Registrable Securities; provided that to the extent any such amendment alters or waives any rights of Investors who are Affiliates of Brown Brothers Harriman in an adverse manner in any material respect, such amendment or waiver will also require the prior written consent of Brown Brothers Harriman, provided further that to the extent any such amendment alters or waives any rights of the Founder in an adverse manner in any material respect, such amendment or waiver will also require the prior written consent of the Founder.  No course of dealing between or among the Parties (including the failure of any Party to enforce any of the provisions of this Agreement) shall be deemed effective to modify, amend, waive or discharge any part of this Agreement or any rights or obligations of any Party under or by reason of this Agreement, and the failure of any Party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Party thereafter to enforce each and every provision of this Agreement in accordance with its terms.  The waiver by any Party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach.

(e)          Successors and Assigns.  This Agreement and all of the covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the Parties, shall bind and inure to the benefit of the respective successors and assigns of the Parties whether so expressed or not; provided that, neither this Agreement nor any of the covenants and agreements herein or rights, interests or obligations hereunder may be assigned or delegated by the Company except in connection with a purchase of all or substantially all of the Company’s assets, or to any successor by way of merger, consolidation or similar transaction.  The Company (in its form as a corporation as of the Closing) shall not convert or otherwise reorganize directly or indirectly into a limited liability company or another form of entity unless the successor entity, by way of merger, consolidation or similar transaction, expressly assumes the obligations of the Company pursuant to this Agreement.  The Company (including any such corporate successor) shall execute and deliver to each Investor and each holder of Registrable Securities an assumption in a form reasonably satisfactory to holders of a majority of the Registrable Securities.

(f)           Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by or illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only in such jurisdiction and to the extent of such prohibition or illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement in such jurisdiction or any provisions of this Agreement in any other jurisdiction.

(g)          Counterparts.  This Agreement and any amendments hereto or thereto, to the extent signed and delivered in counterparts (any one of which need not contain the signatures of more than one Party hereto or thereto, but all such counterparts together shall constitute one and the same Agreement) by means of a facsimile machine or electronic transmission in portable document format (pdf), shall be treated in all manner and respects as an original thereof and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person.  At the request of any Party hereto or thereto, each other Party hereto or thereto shall re-execute original forms thereof and deliver them to all other Parties hereto or thereto.  No Party hereto shall raise the use of a facsimile machine or electronic transmission in pdf to deliver a signature or the fact that any signature or document was transmitted or communicated through the use of facsimile machine or electronic transmission as a defense to the formation of a contract, and each such Party forever waives any such defense.

(h)          Descriptive Headings; Interpretation.  The headings and captions used in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  The use of the word “including” herein shall mean “including without limitation.”  Any reference to the masculine, feminine or neuter gender shall be deemed to include any gender or all three as appropriate.

(i)           Governing Law; Jurisdiction; Agreement for Service.  This Agreement, and all claims or causes of action based upon, arising out of or related to this Agreement or the transactions contemplated herein, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware. Each of the Parties irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any state or federal court within the State of Delaware), for the purposes of any proceeding, claim, demand, action or cause of action (a) arising under this Agreement or the transactions contemplated hereby or (b) in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement, and irrevocably and unconditionally waives any objection to the laying of venue of any such proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such proceeding has been brought in an inconvenient forum.  Each Party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any proceeding claim, demand, action or cause of action against such Party (i) arising under this Agreement or the transactions contemplated hereby or (ii) in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement, (A) any claim that such Party is not personally subject to the jurisdiction of the courts as described in this Section 12(i) for any reason, (B) that such Party or such Party’s property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (x) the proceeding, claim, demand, action or cause of action in any such court is brought against such Party in an inconvenient forum, (y) the venue of such proceeding, claim, demand, action or cause of action against such Party is improper or (z) this Agreement, the transactions contemplated hereby, or the subject matter hereof, may not be enforced against such Party in or by such courts.  Each Party agrees that service of any process, summons, notice or document by registered mail to such party’s respective address set forth in Section 12(k) shall be effective service of process for any such proceeding, claim, demand, action or cause of action.

(j)           WAIVER OF TRIAL BY JURY.  THE PARTIES EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE.  THE PARTIES EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12(J).

(k)          Notice.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by e-mail (having obtained electronic delivery confirmation thereof (i.e., an electronic record of the sender that the e-mail was sent to the intended recipient thereof without an “error” or similar message that such e-mail was not received by such intended recipient)), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other Parties as follows:

To the Company:

Westrock Coffee Company
100 River Bluff Drive, Suite 210
Little Rock, Arkansas 77202

Attention:  Robert P. McKinney, Chief Legal Officer
Email:  mckinneyb@westrockcoffee.com

with copies (which shall not constitute notice to the Company) to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attention:  Brandon C. Price
Email:  BCPrice@wlrk.com

If to the Founder:

Riverview Sponsor Partners, LLC
700 Colonial Road, Suite 101
Memphis, TN 38117
Attn:          Scott Imorde, President and Chief Executive Officer
E-mail:       scott@rbmvco.com   with a copy (which shall not constitute notice to the Founder) to:

King & Spalding LLP
1185 Avenue of the Americas, 34th Floor
New York, New York 10036
Attention:  Kevin E. Manz and Tim Fitzsimons

Email:  kmanz@kslaw.com, tfitzsimons@kslaw.com

If to any Existing Investor, at the address indicated in such Existing Investor’s signature page to this Agreement.

(l)           Rights Cumulative.  The rights and remedies of each of the Parties under this Agreement shall be cumulative and not exclusive of any rights or remedies which a Party would otherwise have hereunder at law or in equity or by statute, and no failure or delay by either Party in exercising any right or remedy shall not impair any such right or remedy or operate as a waiver of such right or remedy, and neither shall any single or partial exercise of any power or right preclude a Party’s other or further exercise thereof or the exercise of any other power or right.

(m)         No Strict Construction.  The Parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

(n)          Entire Agreement.  This Agreement and the other agreements and instruments referred to herein contain the complete agreement between the Parties with respect to the subject matter hereof and thereof and supersede any prior understandings, agreements and representations by or between the parties hereto (whether written or oral) that may have related to the subject matter hereof or thereof in any way.

(o)          Additional Investors.  Any Affiliate of an Investor that acquires Registrable Securities from such Investor, so long as such Person remains an Affiliate of such Investor and so long as such acquired securities remain Registrable Securities, may become a party to this Agreement as a Founder (if the transferor is a Founder) or Existing Investor (if the transferor is an Existing Investor), by executing and delivering a joinder to this Agreement, agreeing to be bound by the terms of this Agreement, in form and substance reasonably satisfactory to the Company.

(p)          Aggregation.  For purposes of determining the number of Registrable Securities for purposes of this Agreement, the Preferred Shares shall be counted as Common Shares on an as-converted basis.

(q)          Effectiveness.  This Agreement shall only be effective as of the Closing (as defined in the Transaction Agreement) and shall be terminated and of no force and effect if the Transaction Agreement is terminated

Section 14.        MNPI Provisions.

(a)          Each Investor acknowledges that the provisions of Section 1, 2 and 4 of this Agreement may require certain communications to be made by the Company or other Investors to such Investor that may result in such Investor and its Representatives (as defined below) acquiring MNPI (which may include, solely by way of illustration, the fact that an offering of the Company’s securities is pending or the number of Company securities or the identity of the selling stockholders) (such communications, “MNPI Communications”); provided that the Company will notify each Investor entitled to notice or who received an MNPI Communication if any proposed registration or offering for which an MNPI Communication has been delivered pursuant to this Agreement has been terminated or aborted to the extent the knowledge of such registration or offering constitutes MNPI.

(b)          Each Investor agrees that it will maintain the confidentiality of MNPI in MNPI Communications delivered to it and, to the extent such Investor is not a natural person, such confidential treatment shall be in accordance with procedures adopted by it in good faith to protect confidential information of third parties delivered to such Investor (“Policies”); provided that the obligation to maintain confidentiality of MNPI in MNPI Communications shall cease when the information in the MNPI Communications (i) is known or becomes known to the public in general (other than as a result of a breach of this Section 13(b) by such Investor or its Representatives), or (ii) is or has been made known or disclosed to the Investor by a third party not known by such Investor to be in breach of any obligation of confidentiality such third party may have to the Company; provided further that an Investor may deliver or disclose MNPI in such MNPI Communications to (1) its affiliates, its and its affiliates’ respective directors, officers, employees, partners, members, agents, attorneys, consultants and financial and other advisors, and potential sources of capital (including potential limited partners) (collectively, the “Representatives”), but solely to the extent such disclosure reasonably relates to its evaluation of exercise of its rights under this Agreement and the sale of any Registrable Securities in connection with the subject of the notice, (2) any federal, state, national, foreign or other regulatory or self-regulatory authority having jurisdiction over such stockholder, or (3) any Person if necessary to effect compliance with any law, rule, regulation, investigation, audit, request or order applicable to such Investor, including in response to any subpoena or other legal process, audit or examinations; provided further, that in the case of clause (1), the recipients of such MNPI in such MNPI Communications are subject to the Policies or agree to or are otherwise obligated to hold confidential the MNPI in a manner substantially consistent with the terms of this Section 13 and that in the case of clauses (2) and (3), such Investor promptly notifies the Company of such disclosure to the extent such Investor is legally permitted to give such notice and it is reasonably practicable; provided further, no such notice shall be required where disclosure is made (x) in response to a general request by a regulatory or self-regulatory authority or (y) in connection with a routine audit or examination by a bank examiner or auditor and such audit or examination does not reference the Company or this Agreement.

(c)          Each Investor, by its execution of this Agreement, hereby acknowledges that it is aware that the U.S. securities laws prohibit any Person who has MNPI about a company from purchasing or selling, directly or indirectly, securities of such company (including entering into hedge transactions involving such securities), or from communicating such information to any other Person in certain circumstances.

(d)          Each Investor shall have the right, at any time and from time to time (including after receiving information regarding any potential underwritten offering), to elect not to receive MNPI Communications that the Company or any other Investors otherwise are required to deliver pursuant to this Agreement by delivering to the Company a written statement signed by such Investor that it does not want to receive any MNPI Communications (an “Opt-Out Request”); in which case, and notwithstanding anything to the contrary in this Agreement, the Company and other Investors shall not be required to, and shall not, deliver any MNPI Communications for which the Investor has indicated in an Opt-Out Request that it does not want to receive hereunder to the extent that such MNPI Communications would reasonably be expected to result in an Investor acquiring MNPI.  An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect until the Investor notifies the Company that it withdraws the Opt-Out Request, and the Investor may, in its sole discretion, determine the scope and applicability of the Opt-Out Request as set forth in an Opt-Out Request.  An Investor who previously has given the Company an Opt-Out Request may update or revoke such request at any time, and there shall be no limit on the ability of an Investor to issue, update and revoke subsequent Opt-Out Requests; provided that each Investor shall use commercially reasonable efforts to minimize the administrative burden on the Company arising in connection with any such Opt-Out Requests.

* * * * *

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Registration Rights Agreement as of the date first written above.

THE STEPHENS GROUP, LLC

By:	/s/ William W. Kilgore
Name: William W. Kilgore
Title: General Counsel

WESTROCK GROUP, LLC

By:	/s/ Scott T. Ford
Name: Scott T. Ford
Title:

SOWELL WESTROCK, L.P.

By:	/s/ Benjamin Lurie
Name: Benjamin Lurie
Title: Vice President

BBH CAPITAL PARTNERS V, L.P.

By:	BBH Private Capital Management V, LLC,
General Partner of BBH Capital Partners V, L.P.

/s/ Jeffrey B. Meskin
Name: Jeffrey B. Meskin
Title: Partner of BBH & Co.,
Managing Member of BBH
Private Capital Management V, LLC

BBH CAPITAL PARTNERS V-A, L.P.
By:	BBH Private Capital Management V, LLC,
General Partner of BBH Capital Partners V-A, L.P.

By:	/s/ Jeffrey B. Meskin
Name: Jeffrey B. Meskin
Title: Partner of BBH & Co.,
Managing Member of BBH
Private Capital Management V, LLC

BBH CPV WCC CO-INVESTMENT LLC

By:	BBH Private Capital Management V, LLC,
General Partner of BBH CPV WCC Co-Investment LLC

By:	/s/ Jeffrey B. Meskin
Name: Jeffrey B. Meskin
Title: Partner of BBH & Co.,
Managing Member of BBH
Private Capital Management V, LLC

By:	/s/ T. Christopher Pledger
Name: T. Christopher Pledger

By:	/s/ Elizabeth McLaughlin
Name: Elizabeth McLaughlin

By:	/s/ Matthew C. Smith
Name: Matthew C. Smith

WESTROCK COFFEE HOLDINGS, LLC

By:	/s/ T. Christopher Pledger
Name: T. Christopher Pledger
Title: Chief Financial Officer

RIVERVIEW SPONSOR PARTNERS, LLC

By:	RBM Riverview, LLC,
Its:	Managing Member

By:	/s/ R. Brad Martin
Name: R. Brad Martin
Title: Managing Member

[Signature Page to Registration Rights Agreement]